Exhibit 10.35

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIS IS AN AMENDING AGREEMENT

BETWEEN	NATIONAL RESEARCH COUNCIL OF CANADA (called “NRC”)
Head	{ 1200 Montreal Road	Participating	{ Biotechnology Research Institute
Office	{ Ottawa, Ontario K1A OR6	Institute	{ 6100 Royalmount Avenue { Montreal, Quebec H4P 2R2
		Contact:	Dr. Yves Durocher Telephone: (514) 496-6192

AND	FIVE PRIME THERAPEUTICS INC. (called the “Licensee”)
whose	1650 Owens Street, Suite 200	Contact:	Dr. Pierre Beaurang
address is	San Francisco, CA 94158	Fax:	Telephone: *** (415) 365-5601
		E-mail :	Pierre.Beaurang@fiveprime.com

WHEREAS

(a)	The parties entered into an Agreement, signed by NRC on October 23rd, 2003 (called the “Original Agreement”) by which NRC has granted a Technology Licence on *** VECTORS *** to the Licensee.

(b)	The parties wish to amend the Original Agreement. In consideration of the mutual covenants hereunder, the parties agree as follows:

1.	The Original Agreement shall be read with the amended terms stated below. With respect to all other terms, the Parties confirm the Original Agreement.

2.	Upon signature of this Agreement, the amount that the Licensee will pay to NRC in cash for an additional Licence period of five (5) years is *** US dollars (US$***).

3.	The expiry date stated as December 31st, 2008 is amended to be December 31st, 2013.

SIGNED by the Customer in duplicate at 1650 Owens Street, San Francisco, CA 94158

FIVE PRIME THERAPEUTICS INC.

Date: Dec. 19th 2007	Per:	/s/ Gail J. Maderis
Name and title: Gail J. Maderis, President and CEO

SIGNED by NRC in duplicate at Montreal, Quebec.

NATIONAL RESEARCH COUNCIL OF CANADA

Date: Jan. 14, 2008	Per:	/s/ Dr. Michel J. Desrochers
Dr. Michel J. Desrochers, Director General — BRI